Exhibit 99.1


FORM 3 JOINT FILER INFORMATION

Name of "Reporting
Persons":

Canaan Equity L.P.
Canaan Equity II L.P.
Canaan Equity
II L.P. (QP)
Canaan Equity II Entrepreneurs LLC
Canaan Equity Partners
LLC
Canaan Equity Partners II LLC

John V. Balen
James C. Furnivall

Stephen L. Green
Deepak Kamra
Gregory Kopchinsky
Guy M. Russo

Eric A. Young

Address:

c/o Canaan Partners
105 Rowayton Ave.

Rowayton, CT 06853

Designated Filer:

Canaan Equity L.P.


Issuer and Ticker Symbol:

Immunicon Corporation (IMMC)

Date of
Event:

April 14 , 2004

Each of the following is a Joint Filer
with Canaan Equity L.P. ("Canaan Equity") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

Canaan Equity Partners LLC ("Canaan Equity Partners") is the general partner of Canaan Equity. Canaan Equity Partners II LLC ("Canaan Equity Partners II") is the general partner of Canaan Equity L.P. (QP) ("Canaan Equity QP") and Canaan Equity II L.P. ("Canaan Equity II") and the manager of Canaan Equity II Entrepreneurs LLC ("Entrepreneurs"). The voting members of Canaan Equity Partners and Canaan Equity Partners II are John V. Balen, Deepak Kamra, James C. Furnivall, Stephen L. Green, Gregory Kopchinsky, Guy M. Russo and Eric A. Young. Pursuant to Instruction
(5)(b)(iv) of Form 3, the Reporting Persons have elected to report as indirectly beneficially owned the entire number of securities beneficially owned by the limited partnership. The Reporting Persons disclaim beneficial ownership of any securities, and proceeds thereof, that exceed it, his or her pecuniary interest therein, and/or that are not actually distributed to it, him or her.

The filing of this statement shall not
be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement. Each of the Reporting Persons listed above hereby designates Canaan Equity as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.

Each Reporting Person hereby constitutes and appoints
Guy M. Russo as the Reporting Person's true and lawful attorney-in-fact to prepare, execute, deliver and file for and on behalf of the Reporting Person, Forms 3, 4, and 5 (including any amendments to such Forms, whether filed prior to or after the date of this power of attorney) with respect to the securities of Immunicon Corporation in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. Each Reporting Person hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each Reporting Person acknowledges that the foregoing attorney-in-fact, in serving in such capacity and at the request of each Reporting Person, is not assuming, nor is Immunicon Corporation assuming, any of the Reporting Persons' responsibilities to comply with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. This power of attorney shall remain in full force and effect with respect to a Reporting Person until such Reporting Person is no longer required to file Forms 3, 4, and 5 with respect to such Reporting Person's holdings of and transactions in securities issued by Immunicon Corporation, unless earlier revoked by such Reporting Person in a signed writing delivered to the foregoing attorney-in-fact.

CANAAN EQUITY L.P.
By: Canaan Equity
Partners II LLC

By: /s/ Canaan Equity Partners II LLC

	Member/Manager

CANAAN EQUITY II L.P.
By: Canaan Equity Partners
II LLC

By: /s/ Canaan Equity Partners II LLC
	 Member/Manager


CANAAN EQUITY II L.P. (QP)
By: Canaan Equity Partners II LLC

By:
Canaan Equity II L.P. (QP)_
	 Member/Manager

CANAAN EQUITY II
ENTREPRENEURS LLC
By: Canaan Equity Partners II LLC

By: Canaan
Equity II Entrepreneurs LLC
	 Member/Manager

CANAAN EQUITY PARTNERS
LLC
By: Canaan Equity Partners II LLC

By: Canaan Equity Partners
LLC_
	 Member/Manager

CANAAN EQUITY PARTNERS II LLC

By: Canaan
Equity Partners II LLC____
	 Member/Manager

JOHN V. BALEN, AN
INDIVIDUAL

/s/_Guy M. Russo______________
Guy M. Russo

Attorney-in-fact

JAMES C. FURNIVALL, AN INDIVIDUAL

/s/_Guy M.
Russo______________
Guy M. Russo
Attorney-in-fact


STEPHEN L.
GREEN, AN INDIVIDUAL

/s/_Guy M. Russo______________
Guy M. Russo

Attorney-in-fact

DEEPAK KAMRA, AN INDIVIDUAL

/s/_Guy M.
Russo______________
Guy M. Russo
Attorney-in-fact

GREGORY
KOPCHINSKY, AN INDIVIDUAL

/s/_Guy M. Russo______________
Guy M.
Russo
Attorney-in-fact

GUY M. RUSSO, AN INDIVIDUAL

/s/_Guy M.
Russo______________

ERIC A YOUNG, AN INDIVIDUAL

/s/_Guy M.
Russo______________
Guy M. Russo
Attorney-in-fact








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